SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004
(August 19, 2004)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083	62-0211340
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

Item 9. Regulation FD Disclosure.

     On August 19, 2004, Genesco Inc. issued a press release announcing its fiscal second quarter earnings and other results of operations. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

     On August 19, 2004, Genesco Inc. issued a press release announcing its fiscal second quarter earnings and other results of operations. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: August 19, 2004	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Vice President, Secretary
and General Counsel

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release dated August 19, 2004

4